                             WM MONEY MARKET FUNDS


                                  PROSPECTUS


                                 MARCH 1, 2003



Money Funds

..  Money Market Fund
--------------------------------------------------------------------------------
..  Tax-Exempt Money Market Fund
--------------------------------------------------------------------------------
..  California Money Fund
--------------------------------------------------------------------------------

                                   CONTENTS

                                                          Page
                 Risk/Return Summary.....................   2
                  Money Market Fund......................   3
                  Tax-Exempt Money Market Fund...........   4
                  California Money Fund..................   5
                  Summary of Principal Risks.............   6
                 Fees and Expenses.......................   9
                 Description of the Funds................  10
                 Investment Practices....................  11
                 Shareholder Transactions................  15
                 Distribution of Income and Capital Gains  16
                 Taxes...................................  16
                 Distribution Plan.......................  18
                 Advisor.................................  18
                 Financial Highlights....................  20



 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a crime.

                              RISK/RETURN SUMMARY



The WM Money Market, Tax-Exempt Money Market and California Money Funds are part of the WM Group of Funds. This Prospectus describes Class A shares of the Funds for Individual Retirement Account ("IRA") clients of Washington Mutual Bank or WM Financial Services, Inc. and for certain other clients of WM Financial Services. The Funds also offer Class A shares and Class B shares to other investors through the combined WM Group of Funds prospectus which you can obtain by contacting WM Shareholder Services, Inc., at (800) 222-5852, or your investment adviser.

This summary identifies the investment objectives, principal investment strategies and principal risks of the Funds. The principal investment strategies identified in this summary are not the only investment strategies available to the Funds and some of the principal investment strategies identified may not be available at any given time. For a discussion of all of the investment strategies available to the Funds, please see the Statement of Additional Information (the "SAI").

The discussion of each Fund's principal investment strategies includes a short discussion of some of the principal risks of investing in such a Fund. You can find additional information about each Fund, including a more detailed description of these and other principal risks of an investment in each Fund, after this summary. Investments mentioned in the summary and described in greater detail under "Investment Practices" below appear in bold type. Please be sure to read the more complete descriptions of the Funds, and the related risks, before you invest.

Below the description of each Fund is a bar chart showing how the investment returns of its Class A shares have varied in the past ten years. The bar chart is intended to provide some indication of the volatility of the Fund's returns. The table following each bar chart shows how average annual total returns of the Fund compare to returns of a broad-based securities market index for the last one, five and ten years. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

There can be no assurance that any Fund will achieve its objectives. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

--------------------------------------------------------------------------------
                               Money Market fund
--------------------------------------------------------------------------------



OBJECTIVE This Fund seeks to maximize current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high-quality money market instruments, which may include U.S. Government securities, corporate obligations, floating and variable rate securities, municipal obligations, U.S. dollar denominated foreign investments, asset-backed securities, repurchase agreements, and when-issued and delayed-delivery securities.

Among the principal risks of investing in the Fund are:

.. Money Market Risk

.. Market Risk

.. Credit Risk

.. Foreign Investment Risk

.. Liquidity Risk

.. Management Risk

                     Yearly performance of Class A Shares*



                                    [CHART]



During the periods shown above, the highest quarterly return was 1.56% (for the quarter ended 12/31/00), and the lowest was 0.29% (for the quarter ended 12/31/02).

                              Performance Table*

Average Annual Total Returns                          Past      Past      Past
(for periods ended December 31, 2002)               One Year Five Years Ten Years
---------------------------------------------------------------------------------
Class A Shares                                        1.31%     4.09%     4.15%
---------------------------------------------------------------------------------
Salomon Brothers 3-Month U.S. Treasury Bill Index**   1.70%     4.30%     4.51%
---------------------------------------------------------------------------------

 * The Fund's performance through December 31, 1998 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
** This is an unmanaged index that measures the performance of 3-month U.S.
   Treasury bills currently available in the marketplace.

--------------------------------------------------------------------------------
                         Tax-Exempt Money Market fund
--------------------------------------------------------------------------------



OBJECTIVE This Fund seeks to maximize current income that is exempt from federal income tax while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in high-quality, short-term, fixed-income municipal obligations issued by states, counties, cities or other governmental entities that generate income exempt from federal income tax other than the federal alternative minimum tax (AMT). The Fund's investments may include variable rate obligations, municipal bonds, holdings in other investment companies, municipal leases, when-issued and delayed-delivery securities and AMT-subject bonds.

Among the principal risks of investing in the Fund are:

.. Market Risk

.. Credit Risk

.. Liquidity Risk

.. Management Risk

.. Tax Risk

.. Money Market Risk

                     Yearly performance of Class A Shares*

                                    [CHART]



During the periods shown above, the highest quarterly return was 1.44% (for the quarter ended 6/30/95), and the lowest was 0.21% (for the quarter ended 12/31/02).

                              Performance Table*

Average Annual Total Returns                          Past      Past      Past
(for periods ended December 31, 2002)               One Year Five Years Ten Years
---------------------------------------------------------------------------------
Class A Shares                                        0.94%     2.47%     2.70%
---------------------------------------------------------------------------------
Salomon Brothers 3-Month U.S. Treasury Bill Index**   1.70%     4.30%     4.51%
---------------------------------------------------------------------------------

 * The Fund's performance through December 31, 2002 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
** This is an unmanaged index that measures the performance of 3-month U.S.
   Treasury bills currently available in the marketplace.

--------------------------------------------------------------------------------
                             California Money fund
--------------------------------------------------------------------------------



OBJECTIVE This Fund seeks to maximize current income that is exempt from federal and California state personal income tax, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in high-quality, short-term, fixed-income municipal obligations issued by states, counties, cities or other governmental bodies that generate income exempt from California state personal income tax. The Fund may also invest in variable rate obligations, municipal bonds, holdings in other investment companies, municipal leases, when-issued and delayed-delivery securities and AMT-subject bonds.

Among the principal risks of investing in the Fund are:

                   . Market Risk            . Management Risk
                   . Credit Risk               . Tax Risk
                   . Geographic            . Money Market Risk
                Concentration Risk
                 . Liquidity Risk

The Fund is also "non-diversified," which means that the Fund may invest more of its assets in the securities of fewer issuers than other mutual funds. Thus, the Fund is also subject to Non-Diversification Risk.

                     Yearly performance of Class A Shares*

                                    [CHART]




During the periods shown above, the highest quarterly return was 1.32% (for the quarter ended 3/31/01), and the lowest was 0.19% (for the quarter ended 9/30/02).

                              Performance Table*

Average Annual Total Returns                          Past      Past      Past
(for periods ended December 31, 2002)               One Year Five Years Ten Years
---------------------------------------------------------------------------------
Class A Shares                                        0.85%     2.09%     2.32%
---------------------------------------------------------------------------------
Salomon Brothers 3-Month U.S. Treasury Bill Index**   1.70%     4.30%     4.51%
---------------------------------------------------------------------------------

 * The Fund's performance through December 31, 2002 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
** This is an unmanaged index that measures the performance of 3-month U.S.
   Treasury bills currently available in the marketplace.

                          SUMMARY OF PRINCIPAL RISKS



The value of your investment in the Funds can change with the value of the investments held by the Funds. Many factors can affect that value, and it is possible to lose money on investments in the Funds. Factors that may affect a Fund as a whole are called "principal risks." They are summarized in this section. These risks can change over time, because the types of investments made by the Funds can change over time. Investments mentioned in this summary and described in greater detail under "Description of the Funds" or "Investment Practices" appear in bold type. Those sections also include more information about the Funds, their investments and the related risks.

.. Money Market Risk. While the Funds are designed to be relatively low risk investments, they are not entirely free of risk. The Funds may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality of issuers whose securities the Funds hold, or an increase in interest rates. In addition, investments in the Funds are subject to the risk that inflation may erode their purchasing power.

.. Market Risk. Each of the Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a Fund's portfolio securities. One aspect of market risk is interest rate risk. As interest rates rise, your investment in a Fund may be worth less because its income producing securities may be worth less. This type of risk is generally greater for securities with longer maturities.

.. Credit Risk. Each of the Funds is subject to credit risk even though they invest exclusively in high-quality money market instruments. This is the risk that the issuer or the guarantor of a debt security or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, repurchase agreements, lending of securities, strategic transactions and other over-the-counter transactions), may be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. If a Fund makes U.S. dollar denominated foreign investments, its credit risk may be increased because of difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. Varying degrees of credit risk, often reflected in credit ratings, apply.

.. Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price.

.. Management Risk. Each of the Funds is subject to management risk because they are actively managed investment portfolios. WM Advisors will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, investments may be unavailable or WM

   Advisors may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Funds.

.. Foreign Investment Risk. The Money Market Fund may make U.S. dollar denominated foreign investments. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

   Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

.. Portfolio Reallocation Risk. From time to time, the Money Market Fund may experience relatively large investments or redemptions from one or more of the series of WM Strategic Asset Management Portfolios, LLC (the "Portfolios"). The Portfolios are also advised by WM Advisors and provide asset allocation services by investing in the Money Market Fund and other funds within the WM Group of Funds. These transactions are likely to affect the Fund, since they may have to sell portfolio securities due to redemptions or purchase securities due to investments. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that they may be required to sell securities or invest cash at times they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. WM Advisors is committed to minimizing such impact on the Fund to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Fund. WM Advisors will at all times monitor the impact on the Fund of transactions by the Portfolios.

.. Geographic Concentration Risk. The California Money Fund invests significant portions of its assets in concentrated geographic areas like California and certain U.S. territories and is generally more exposed to regional economic risks than Funds making broader investments.

.. Non-diversification Risk. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. The California Money Fund is non-diversified. This means it can invest a greater portion of its assets in a relatively small number of issuers and will have greater concentration of risk. Some of those issuers may present substantial credit or other risks.

.. Tax Risk. The Tax-Exempt Money Market and California Money Funds are subject to the risk that some or all of the interest they receive might become taxable by law or be determined by the Internal Revenue Service (or the relevant state tax authority) to be taxable. In this event, the value of the Funds' investments would likely fall, and some or all of the income distributions paid by the Funds might become taxable. In addition, some or all of the income distributions paid by these Funds may be subject to federal alternative minimum income tax.

.. Leveraging Risk. The Money Funds may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.

--------------------------------------------------------------------------------

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you invest in Class A shares of any of the Funds. The Money Market Fund offers other classes of shares that are subject to different fees and expenses. For information about other classes of shares offered by the Money Market Fund, please contact WM Shareholder Services at (800) 222-5852. The Examples are intended to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. The Examples assume that your investment has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission, and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the Examples.


       SHAREHOLDER FEES
       (fees paid directly from your investment)
       -----------------------------------------------------------------
       Maximum sales charge imposed on purchases                   0.00%
       -----------------------------------------------------------------
       Maximum deferred sales charge (load) imposed on redemptions 0.00%
       -----------------------------------------------------------------

                                        ANNUAL FUND              EXAMPLES: You would pay the following
                                    OPERATING EXPENSES           expenses on a $10,000 investment assuming
                                (expenses that are deducted      a 5% annual return and redemption
CLASS A SHARES                       from Fund assets)           at the end of each period:
----------------------------------------------------------------------------------------------------------
                                                         Total
                                                        Annual
                                      Service            Fund
                           Management (12b-1)  Other   Operating One       Three      Five        Ten
                              Fees     Fees   Expenses Expenses  Year      Years      Years      Years
----------------------------------------------------------------------------------------------------------
Money Market Fund             0.45%    0.00%    0.14%    0.59%   $60       $189       $329       $738
----------------------------------------------------------------------------------------------------------
Tax-Exempt Money
 Market Fund/(1)/             0.45     0.00     0.33     0.78     80        249        433        966
----------------------------------------------------------------------------------------------------------
California Money Fund/(1)/    0.45     0.00     0.25     0.70     72        224        393        871
----------------------------------------------------------------------------------------------------------

/(1)/Does not reflect the undertaking by the Fund's Advisor to limit the Fund's expenses to the percentage of net assets shown on page 19.

                           DESCRIPTION OF THE FUNDS


This section provides a more complete description of the principal investment strategies and risks of each Fund. The "Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds. You can find additional descriptions of the Funds' strategies and risks in the Statement of Additional Information ("SAI"). Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

Each Fund invests only in U.S. dollar-denominated short-term, money market securities. The Funds will only purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities") or securities that are, or have issuers that are:

.. rated by at least two nationally recognized statistical rating organizations
  ("NRSROs"), such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), in one of the two highest rating categories for short-term debt securities;

.. rated in one of the two highest categories for short-term debt by the only
  NRSRO that has issued a rating; or

.. if not so rated, determined to be of comparable quality.

A description of the rating systems of S&P, Moody's and Fitch is contained in the SAI. At the time of investment, no security (except U.S. Government securities subject to repurchase agreements and variable rate demand notes) purchased by a Money Fund will have a maturity exceeding 397 days, and each Fund's average portfolio maturity will not exceed 90 days. The Funds will attempt to maintain a stable NAV of $1.00, but there can be no assurance that any Fund will be able to do so.

Money Market Fund. To accomplish its objective, the Money Market Fund invests solely in money market instruments that are selected from the following six general categories:

.. U.S. Government securities;

.. short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs;

.. obligations of U.S. and foreign banks with assets of more than $500 million;

.. securities issued by foreign governments, their agencies or instrumentalities or by supranational entities;

.. short-term corporate obligations rated in one of the two highest rating categories by an NRSRO; and

.. repurchase agreements.

Tax-Exempt Money Market Fund. The Tax-Exempt Money Market Fund invests primarily in a diversified selection of Municipal Obligations, the income from which is exempt from federal income tax. These obligations include fixed income obligations issued by states, counties, cities or other governmental bodies that generate income exempt from federal income tax. Short-term Municipal Obligations may include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes, or other forms of short-term municipal loans and obligations. Under normal market conditions, the Fund will not invest more than 20% of its assets in obligations that pay interest subject to alternative minimum tax ("AMT-Subject Bonds").

For temporary defensive purposes, the Fund may invest more than 20% of its assets in instruments that are not Municipal Obligations and that are eligible for purchase by the Money Market Fund, which may produce income that is not exempt from federal income taxes.

The Fund may also invest in variable rate demand obligations, stand-by commitments, when-issued securities and forward commitments.

California Money Fund. To accomplish its objective, the California Money Fund invests in a portfolio of Municipal Obligations. It is a fundamental policy of the Fund to invest, under normal market conditions, at least 80% of its assets in Municipal Obligations. The Fund normally invests at least 80% of its total assets in Municipal Obligations issued by the State of California and its political subdivisions and certain other governmental issuers (such as the Commonwealth of Puerto Rico), which produce income that is exempt from California State personal income tax. The Fund may also invest in AMT-Subject Bonds.

The Fund may also invest in variable rate demand obligations, stand-by commitments, when-issued securities and forward commitments.

For temporary defensive purposes, the Fund may invest more than 20% of its assets in instruments that are not Municipal Obligations and that are eligible for purchase by the Money Market Fund, which may produce income that is not exempt from federal income taxes or California personal income tax.

INVESTMENT PRACTICES

The next several pages contain more detailed information about types of securities in which the Funds may invest, and strategies which the Advisor may employ in pursuit of the Funds' investment objectives. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

Asset-Backed Securities. The Money Market and Tax-Exempt Money Funds may invest in asset-backed securities. Asset-backed securities are secured by interests in underlying assets. The underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Borrowing. The Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the California Money Fund, such borrowings may not exceed 30% of total assets. The Money Market and Tax-Exempt Money Market Funds may borrow up to 5% of their total assets for emergency purposes. In addition, the Money Market and Tax-Exempt Money Market Funds may borrow up to 33 1/3% of their total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Fund.

Floating Rate, Inverse Floating Rate and Variable Rate Investments. The Funds may purchase floating rate and variable rate obligations, including participation interests therein.

Geographic Concentration. Potential investors in the California Money Fund should consider the possibly greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of California municipal issues. In addition to factors affecting the state or regional economy, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences affecting California Municipal Obligations.

Holdings in Other Investment Companies. When the Advisor believes that it would be beneficial to the Fund, the Tax-Exempt Money Market and California Money Funds may invest up to 10% of their assets in securities of mutual funds that are not affiliated with the Advisor or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory and administration fees with respect to the assets so invested.

Illiquid Securities and Restricted Securities. Up to 10% of the net assets of each Fund may be invested in securities that are not readily marketable. Such illiquid securities may include:

.. repurchase agreements with maturities greater than seven calendar days;

.. time deposits maturing in more than seven calendar days;

.. to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

.. certain over-the-counter options, as described in the SAI;

.. certain variable rate demand notes having a demand period of more than seven days; and

.. securities which are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, so long as such securities meet liquidity guidelines established by the Funds' Board of Trustees.

Each of the Funds may purchase restricted securities (provided such securities are, in the case of the Money Market and Tax-Exempt Money Market Funds, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities, making restricted securities, in many instances, more liquid than they once were considered to be, investing in restricted securities could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

Lending of Securities. The Money Market Fund may lend portfolio securities to brokers and other financial organizations. The Fund may lend portfolio securities up to 33% of total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand.

Municipal Obligations, Leases and AMT-Subject Bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

The Tax-Exempt Money Market and California Money Funds may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

AMT-Subject Bonds are Municipal Obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs and water and sewer projects. Interest on AMT-Subject Bonds is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. See "Taxes" for a discussion of the tax consequences of investing in AMT-Subject Bonds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of a Fund to purchase sufficient amounts of tax-exempt securities.

Repurchase Agreements. The Funds may invest in repurchase agreements, which are purchases of underlying debt obligations from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Funds may be delayed or limited in their ability to sell the collateral. The Tax-Exempt Money Market and California Money Funds' investments in repurchase agreements are limited by their restrictions on investments in taxable instruments. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

Stand-by Commitments. The Tax-Exempt Money Market and California Money Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Obligations at a specified price. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

U.S. Government Securities. Each of the Funds may invest in U.S. Government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obli-gations issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC bonds).

When-Issued Securities, Forward Commitments and Delayed-Delivery
Transactions. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The California Money Fund may purchase Municipal Obligations offered on a "forward commitment" basis.

When-issued Municipal Obligations may include bonds purchased on a "when, as and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. No when-issued or forward commitments will be made by the California Money Fund if, as a result, more than 20% of the value of the Fund's total assets would be committed to such transactions. A significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

SHAREHOLDER TRANSACTIONS

This Prospectus is intended for investors purchasing and selling Fund shares through a Washington Mutual Bank IRA or WM Financial Services account. Such investors should contact WM Financial Services, Inc. at 800-888-0055 to determine how to purchase or redeem shares.

Shares of the Funds are purchased and redeemed at the NAV next determined after receipt of a properly executed order to purchase or redeem. The NAV is calculated at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. The NAV is calculated, for each class of shares of each Fund, by valuing the Fund's portfolio securities at amortized cost, adding all other assets, deducting liabilities, and dividing the result by the Fund's outstanding shares. Amortized cost means that the portfolio securities are initially valued at their cost when purchased. After the initial purchase, the difference between the purchase price and the known value at maturity is reduced or increased at a constant rate until maturity. This valuation method disregards the impact of fluctuating interest rates on the market value of the portfolio securities. The Funds' Board of

Trustees has adopted procedures to ensure that this type of pricing is fair to the Funds' shareholders. However, the Trustees may decide that the amortized cost method of valuation is inappropriate in certain circumstances. In that case, the Trustees will decide how to determine fair value. While each Fund attempts to maintain a $1.00 per share NAV, there is no guarantee that it will be successful in doing so.

Shares of the Funds may be exchanged for the same class of shares of other mutual funds within the WM Group of Funds. Contact your investment adviser or WM Shareholder Services at (800) 222-5852 for a prospectus which contains information about other funds within the WM Group of Funds and this exchange privilege.

Each Fund reserves the right to suspend the offering of shares at any time. Each Fund also reserves the right to reject any specific purchase order, including purchases by exchange.

Payment normally will be made on the next business day after redemption, but no later than seven days after the transaction, unless you recently purchased shares of a Fund by check or Automated Clearing House transfer. In that case, redemption proceeds may be delayed up to 10 business days after the purchase transaction, to allow for the collection of funds. Under unusual circumstances, each Fund may suspend redemptions or postpone payment for seven days as permitted by federal securities laws. Redemption proceeds will be sent by check or Automated Clearing House transfer to your bank account without charge. Wire redemption proceeds may be subject to a $10 fee. The receiving bank may also charge a fee.

DISTRIBUTION OF INCOME AND CAPITAL GAINS

The Funds distribute dividends from net investment income (which is essentially interest and dividends earned from owning securities, minus expenses). They also will make capital gain distributions if realized gains from the sale of securities exceed realized losses. The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of the Funds will normally be declared daily and paid monthly. Dividends and capital gain distributions are normally reinvested into additional shares of the Funds within brokerage accounts. Other payment arrangements may be possible depending upon the type of account.

TAXES

The following describes the general tax treatment of income and capital gains distributions, and of redemptions of Fund shares. Tax treatment will vary depending on the shareholder's situation and the type of account. For example, income earned within an "IRA" is generally not taxable until withdrawn and then is generally taxed at ordinary income rates. If you are not investing through an IRA, you should consider the tax consequences discussed below.

The Funds will distribute substantially all of their net investment income and net realized capital gains on a current basis. You are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gain distributions. This is true whether such dividends or distributions are paid in cash or reinvested in additional shares.

Generally, dividends paid by the Funds from interest, dividends or net short-term capital gains will be taxed as ordinary income. Distributions designated by the Funds as deriving from net gains on securities held for more than one year are taxable as such (generally at a 20% tax rate), regardless of how long you have held your shares. Because of tax law requirements, you must provide a certified taxpayer identification number (for individuals, generally a Social Security number) to avoid the 30% "back-up" withholding tax. Early in each calendar year you will be notified of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Additional Consideration for Shareholders of the Tax-Exempt Money Market and California Money Funds. Distributions designated as "exempt-interest dividends" by either the Tax-Exempt Money Market Fund or the California Money Fund are not generally subject to federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

Each of the Tax-Exempt Money Market Fund and the California Money Fund may invest a portion of its assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by these Funds will be taxable as described above.

Additional Considerations for Shareholders of the California Money Fund. A portion of the dividends paid by the California Money Fund will be exempt from California state personal income tax, but not from California state franchise tax or California state corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California state tax treatment of investments in these funds.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUND. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUND.

DISTRIBUTION PLAN

Each of the Funds has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A shares (a "Rule 12b-1 Plan"). Under the applicable Rule 12b-1 Plan, WM Funds Distributor, Inc., referred to as the Distributor in this Prospectus, may receive a service fee at an annual rate of 0.25% of the average daily net assets of Class A shares. The Funds currently are not making such payments and would not unless such payments are approved by its Trustees.

The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Fund, material compensation in the form of merchandise or trips. Salespersons, including representatives of WM Financial Services, Inc., a subsidiary of Washington Mutual, Inc. and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another, and may receive additional compensation or other incentives for selling Fund shares.

ADVISOR

The Fund is managed by WM Advisors, Inc., which is referred to as the Advisor and WM Advisors in this Prospectus. The Advisor's address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. Each Fund may, to the extent permitted under the Investment Company Act of 1940, place portfolio transactions with (and pay brokerage commissions to) affiliates of the Advisor. For more information, please see the SAI.

The Advisor has been in the business of investment management since 1944. Its responsibilities include formulating each Fund's investment policies (subject to the terms of this Prospectus and the SAI), analyzing economic trends, directing and monitoring each Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Funds. The Advisor is a wholly owned subsidiary of Washington Mutual, Inc., a publicly owned financial services company.

During their most recent fiscal year, each of the Funds paid management fees to the Advisor at the following rates:

                                          Fees Paid as a Percentage
             FUNDS                              of Net Assets
             ------------------------------------------------------
             Money Market Fund...........           0.45%
             Tax-Exempt Money Market Fund           0.45%
             California Money Fund.......           0.45%

The Advisor has undertaken to waive its management fees and reimburse expenses to the extent necessary to limit the total Fund operating expenses for Class A shares of the following Funds to the indicated annual rates through October 31, 2003:

                                                 Total Fund
                                             Operating Expenses
                                              as a Percentage
                FUNDS                          of Net Assets
                -----------------------------------------------
                Tax-Exempt Money Market Fund        0.67%
                California Money Fund.......        0.63%

--------------------------------------------------------------------------------
financial highlights

For a share outstanding throughout each period.
--------------------------------------------------------------------------------



The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended on and after October 31, 1998 has been audited by Deloitte & Touche LLP. The information provided below for periods prior to October 31, 1998 has been audited by other auditors. The Independent Auditors' Report, along with the Funds' financial statements, are included in their Annual Report to Shareholders, which is available upon request.

                           Income from
                           Investment      Less
                           Operations  Distributions
                           ----------- -------------


                  Net                    Dividends
              Asset Value,     Net       from Net      Net Asset
               Beginning   Investment   Investment      Value,       Total
               of Period     Income       Income     End of Period Return/(2)/
              ------------ ----------- ------------- ------------- ----------
MONEY MARKET FUND

Class A
10/31/02         $1.00       $0.014       $(0.014)       $1.00        1.42%
10/31/01          1.00        0.043        (0.043)        1.00        4.40%
10/31/00          1.00        0.056        (0.056)        1.00        5.79%
10/31/99          1.00        0.044        (0.044)        1.00        4.52%
10/31/98/(5)/     1.00        0.041        (0.041)        1.00        4.19%
12/31/97          1.00        0.049        (0.049)        1.00        5.04%

TAX-EXEMPT MONEY MARKET FUND

Class A
10/31/02         $1.00       $0.010       $(0.010)       $1.00        1.00%
10/31/01          1.00        0.025        (0.025)        1.00        2.57%
10/31/00          1.00        0.033        (0.033)        1.00        3.39%
10/31/99          1.00        0.026        (0.026)        1.00        2.65%
10/31/98/(5)/     1.00        0.026        (0.026)        1.00        2.60%
12/31/97          1.00        0.031        (0.031)        1.00        3.18%


                          Ratios to Average Net Assets/Supplemental Data
              -----------------------------------------------------------------
                                                              Ratio of Operating
                             Ratio of     Ratio of Net       Expenses to Average
                             Operating     Investment       Net Assets Without Fee
               Net Assets,  Expenses to    Income to     Waivers, Expenses Reimbursed
              End of Period Average Net     Average      and Fees Reduced by Credits
               (in 000's)   Assets/(3)/    Net Assets      Allowed by the Custodian
              ------------- -----------   ------------   ----------------------------
MONEY MARKET FUND

Class A
10/31/02        $689,002       0.59%          1.41%                  0.59%
10/31/01         647,951       0.64%          4.21%                  0.64%
10/31/00         458,368       0.65%          5.62%                  0.65%
10/31/99         460,444       0.72%          4.43%                  0.73%
10/31/98/(5)/    403,443       0.66%/(1)/     4.94%/(1)/             0.67%/(1)/
12/31/97         260,877       0.75%          4.93%                  0.83%

TAX-EXEMPT MONEY MARKET FUND

Class A
10/31/02        $ 33,300       0.67%          0.99%                  0.78%
10/31/01          31,527       0.74%          2.52%                  0.74%
10/31/00          28,596       0.72%          3.33%                  0.88%
10/31/99          31,353       0.57%          2.63%                  0.89%
10/31/98/(5)/     25,441       0.55%/(1)/     3.09%/(1)/             0.72%/(1)/
12/31/97          32,134       0.57%          3.14%                  0.71%

--------------------------------------------------------------------------------
financial highlights

For a share outstanding throughout each period.

                           Income from
                           Investment      Less
                           Operations  Distributions
                           ----------- -------------


                  Net                    Dividends
              Asset Value,     Net       from Net      Net Asset
               Beginning   Investment   Investment      Value,       Total
               of Period     Income       Income     End of Period Return/(2)/
              ------------ ----------- ------------- ------------- ----------

CALIFORNIA MONEY FUND

Class A
10/31/02         $1.00       $0.009       $(0.009)       $1.00        0.89%
10/31/01          1.00        0.023        (0.023)        1.00        2.32%
10/31/00          1.00        0.028        (0.028)        1.00        2.79%
10/31/99          1.00        0.022        (0.022)        1.00        2.24%
10/31/98/(4)/     1.00        0.008        (0.008)        1.00        0.99%
06/30/98          1.00        0.027        (0.027)        1.00        2.73%


                          Ratios to Average Net Assets/Supplemental Data
              -----------------------------------------------------------------
                                                              Ratio of Operating
                             Ratio of     Ratio of Net       Expenses to Average
                             Operating     Investment       Net Assets Without Fee
               Net Assets,  Expenses to    Income to     Waivers, Expenses Reimbursed
              End of Period Average Net     Average      and Fees Reduced by Credits
               (in 000's)   Assets/(3)/    Net Assets      Allowed by the Custodian
              ------------- -----------   ------------   ----------------------------

CALIFORNIA MONEY FUND

Class A
10/31/02         $27,673       0.63%          0.89%                  0.70%
10/31/01          42,558       0.62%          2.27%                  0.70%
10/31/00          35,407       0.69%          2.76%                  0.69%
10/31/99          34,216       0.81%          2.22%                  0.81%
10/31/98/(4)/     37,167       0.73%/(1)/     2.31%/(1)/             0.87%/(1)/
06/30/98          37,403       0.82%          2.71%                  0.99%

--------
(1) Annualized.
(2) Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(3) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(4) Fiscal year end changed to October 31 from June 30.
(5) Fiscal year end changed to October 31 from December 31.

For more information about the WM Group of Funds

The WM Group's Statement of Additional Information (SAI) and Annual and Semi-annual Reports to shareholders include additional information about the Funds. The SAI and the Independent Auditors' Reports, along with the financial statements, included in the Funds' most recent Annual Reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Funds' Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the WM Group of Funds, or make shareholder inquiries by calling toll-free 1-800-222-5852 or by visiting wmgroupoffunds.com.

You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Funds on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the following file numbers:

FILE NO. 811-00123
MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND

FILE NO. 811-05775

CALIFORNIA MONEY FUND

Distributed by:                         [WM LOGO]
WM Funds Distributor, Inc.

[WM LOGO]

P.O. Box 9757
Providence, RI 02940-9757               MONEY
                                        MARKET
800-222-5852                            FUND
                                        PROSPECTUS

                                        March 1, 2003


                                        Common sense. Uncommon solutions.